                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      FOR

                                   TENDER OF
         12 3/4% SENIOR SECURED NOTES DUE 2003 WITH CONTINGENT INTEREST
                                IN EXCHANGE FOR
    12 3/4% SENIOR EXCHANGE SECURED NOTES DUE 2003 WITH CONTINGENT INTEREST

                         THE MAJESTIC STAR CASINO, LLC

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
               , 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). SENIOR NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                         Deliver to the Exchange Agent:

                       IBJ SCHRODER BANK & TRUST COMPANY

                                                                      By Mail:
              By Hand/Overnight Courier:                 IBJ Schroder Bank & Trust Company
          IBJ Schroder Bank & Trust Company                          P.O. Box 84
                   One State Street                              Bowling Green Station
               New York, New York 10004                      New York, New York 10274-0084
 Attention: Securities Processing Window Subcellar      Attention: Reorganization Operations
                       One                                           Dept.

                                 By Facsimile:
                       IBJ Schroder Bank & Trust Company
                   Attention: Reorganization Operations Dept.
                                 (212) 858-2611
                        (For Eligible Institutions Only)

                            ------------------------

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN
THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the Prospectus
dated                , 1996 (the "Prospectus") of The Majestic Star Casino, LLC,
an Indiana limited liability company (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 12 3/4% Senior Exchange Secured Notes due May 15, 2003 With Contingent Interest (the "Senior Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 12 3/4% Senior Secured Notes due May 15, 2003 With Contingent Interest (the "Senior Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date in which the Exchange Offer is extended. The Company shall notify the holders of the Senior Notes of any extension by written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a Holder of Senior Notes either if original Senior Notes are to be forwarded herewith or if delivery of Senior Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-Book-Entry Transfer." Holders of Senior Notes whose Senior Notes are not immediately available, or who are unable to deliver their Senior Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Senior Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Senior Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Senior Notes must complete this Letter of Transmittal in its entirety.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Senior Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

- ------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SENIOR NOTES TENDERED
- ------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE
                                                                                 PRINCIPAL      AGGREGATE
       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),                           AMOUNT        PRINCIPAL
         EXACTLY AS NAME(S) APPEAR(S) ON SENIOR NOTES            REGISTERED   REPRESENTED BY     AMOUNT
                  (PLEASE FILL IN, IF BLANK)                     NUMBER(S)*       NOTE(S)      TENDERED**
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------
                                                                    TOTAL
- ------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, any tendering Holder of Senior Notes will be deemed to have tendered the entire aggregate principal amount represented by such Senior Notes. All tenders must be in integral multiples of $1,000.
- ------------------------------------------------------------------------------------------------------------

   / / CHECK HERE IF TENDERED SENIOR NOTES ARE ENCLOSED HEREWITH.

   / / CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY
       TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

   Name of Tendering Institution:________________________________

   Account Number:__________________________
   Transaction Code Number:_________________

   / / CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A
       NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

   Name(s) of Registered Holder(s) of Senior Notes:____________________________

   Date of Execution of Notice of Guaranteed Delivery:_________________________

   Window Ticket Number (if available):________________________________________

   Name of Eligible Institution that Guaranteed Delivery:______________________

   Account Number (if delivered by book-entry transfer):_______________________

   / / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
       ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:________________________________________________________________________

   Address:_____________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Senior Exchange Notes. If the undersigned is a broker-dealer that will receive Senior Exchange Notes for its own account in exchange for Senior Notes, it acknowledges that the Senior Notes were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Senior Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Senior Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Senior Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Senior Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Senior Notes with full power of substitution to (i) deliver such Senior Notes, or transfer ownership of such Senior Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Senior Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Senior Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Senior Notes tendered hereby and to acquire the Senior Exchange Notes issuable upon the exchange of such tendered Senior Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

     The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission") that the Senior Exchange Notes issued in exchange for the Senior Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Senior Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the Senior Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of such Senior Exchange Notes. The undersigned hereby further represent(s) to the Company that (i) any Senior Exchange Notes acquired in exchange for Senior Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Senior Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Senior Exchange Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Senior Exchange Notes, and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     If the undersigned or the person receiving the Senior Exchange Notes is a broker-dealer that is receiving Senior Exchange Notes for its own account in exchange for Senior Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Senior Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Senior Exchange Notes (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Senior Exchange Notes, in which case the registration statement must contain the information required by the Securities Act, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

     If the undersigned or the person receiving the Senior Exchange Notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Company that the undersigned understands and acknowledges that the Senior Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Senior Notes tendered hereby, including the transfer of such Senior Notes on the account books maintained by the Book-Entry Transfer Facility.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Senior Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Senior Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned acknowledges that the Company's acceptance of properly tendered Senior Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Senior Exchange Notes issued in exchange for the Senior Notes accepted for exchange and return any Senior Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Senior Exchange Notes issued in exchange for the Senior Notes accepted for exchange and any Senior Notes not tendered or not exchanges (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Senior Exchange Notes issued in exchange for the Senior Notes accepted for exchange in the name(s) of, and return any Senior Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Senior Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Senior Notes so tendered for exchange.

            -------------------------------------------------------

                                SPECIAL ISSUANCE

                                  INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

      To be completed ONLY (i) if Senior Notes in a principal amount not tendered, or Senior Exchange Notes issued in exchange for Senior Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Senior Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained by at the Book-Entry Transfer Facility. Issue Senior Exchange Notes and/or Senior Notes to:

 Name(s): .....................................................................
                             (PLEASE TYPE OR PRINT)
 Address: .....................................................................
 ..............................................................................
                               (INCLUDE ZIP CODE)
 ..............................................................................
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                         (COMPLETE SUBSTITUTE FORM W-9)

 / / Credit unexchanged Senior Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:
 ..............................................................................
          (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)
            -------------------------------------------------------
            -------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

                           (SEE INSTRUCTIONS 5 AND 6)

      To be completed ONLY if Senior Notes in a principal amount not tendered, or Senior Exchange Notes issued in exchange for Senior Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

      Mail or deliver Senior Exchange Notes and/or Senior Notes to:

 Name: ........................................................................
                             (PLEASE TYPE OR PRINT)
 Address: .....................................................................
 ..............................................................................
                               (INCLUDE ZIP CODE)
 ..............................................................................
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

            -------------------------------------------------------

                        PLEASE SIGN HERE WHETHER OR NOT
               SENIOR NOTES ARE BEING PHYSICALLY TENDERED HEREBY
          (Complete Accompanying Substitute Form W-9 on Reverse Side)

X     ..............................................................    ........
                                                                        Date
X     ..............................................................    ........
                                                                        Date

Area Code and Telephone
Number: ............................................................

The above lines must be signed by the registered Holder(s) of Senior Notes as name(s) appear(s) on the Senior Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Senior Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

Name(s):  ...................................................................


 .............................................................................

                             (Please Type or Print)

Capacity:  ..................................................................


Address:  ...................................................................

                               (Include Zip Code)

                         MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:
                                   ..........................................
                                                 (Authorized Signature)

 .............................................................................

                                    (Title)

 .............................................................................

                                 (Name of Firm)

 .............................................................................


                          (Address, Include Zip Code)

 .............................................................................

                        (Area Code and Telephone Number)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Senior Notes or Book-Entry Confirmations. All physically delivered Senior Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Senior Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Senior Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Senior Notes should be sent to the Company.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Senior Notes and (a) whose Senior Notes are not immediately available, or (b) who cannot deliver their Senior Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or
(c) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Senior Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc. or a commercial bank or a trust company having an office or correspondent in the United States (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Senior Notes, the registration number(s) of such Senior Notes and the principal amount of Senior Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Senior Notes (or a Book-Entry Confirmation) in proper form for transfer, will be received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date; and
(iii) the certificates for all physically tendered shares of Senior Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within three (3) NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     Any Holder of Senior Notes who wishes to tender Senior Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Senior Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     3. Tender by Holder. Only a Holder of Senior Notes may tender such Senior Notes in the Exchange Offer. Any beneficial Holder of Senior Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Senior Notes, either make appropriate arrangements to register ownership of the Senior Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.

     4. Partial Tenders. Tenders of Senior Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Senior Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column, entitled "Principal Amount Tendered," of the box entitled "Description of Senior Notes Tendered" above. The entire principal amount of Senior Notes delivered to the

Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Senior Notes is not tendered, then Senior Notes for the principal amount of Senior Notes not tendered and New Notes issued in exchange for any Senior Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Senior Notes are accepted for exchange.

     5. Signatures on This Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Senior Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Senior Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the Holder of the Senior Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Senior Notes listed and tendered hereby and the New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Senior Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Senior Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Senior Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Senior Notes listed, such Senior Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Senior Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Senior Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Senior Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Senior Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Senior Notes) and the issuance of New Notes (and any Senior Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any New Notes or Senior Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed, or (ii) such Senior Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Senior Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Senior Notes pursuant to the Exchange Offer. If, however, New Notes or Senior Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Senior Notes tendered hereby, or if tendered Senior Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Senior Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SENIOR NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

     8. Tax Identification Number. Federal income tax law requires that a holder of any Senior Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Senior Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Senior Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Senior Notes not validly tendered or any Senior Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Senior Notes as to any ineligibility of any holder who seeks to tender Senior Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Senior Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Senior Notes, but shall not incur any liability for failure to give such notification.

     10. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Senior Notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Senior Notes. Any Holder whose Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Senior Notes and Issuance of Senior Exchange Notes; Return of Senior Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Senior Notes as soon as practicable after the Exchange Date and will issue Senior Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Senior Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Senior Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Senior Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

     15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE SENIOR NOTES) WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FROM) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

         (TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 5))
                  PAYER'S NAME: THE MAJESTIC STAR CASINO, LLC

- ---------------------------------------------------------------------------------------------------
          SUBSTITUTE              PART I--TAXPAYER IDENTIFICATION
           FORM W-9               NO.--For all accounts, enter
                                  your taxpayer identification
                                  number in the appropriate box.        Social Security Number
                                  For most individuals and sole
                                  proprietors, this is your                       OR
  DEPARTMENT OF THE TREASURY      social security number. For
   INTERNAL REVENUE SERVICE       other entities, it is your
                                  Employer Identification Number.
                                  If you do not have a number,
                                  see How to Obtain a TIN in the
                                  enclosed Guidelines. Note: If
                                  the account is in more than one
                                  name, see the Employer
                                  identification number the chart
                                  on page 2 of the enclosed
                                  Guidelines to determine what
                                  number to enter.
                                  ---------------------------------------
                                                                      PART II--FOR PAYEES EXEMPT
                                                                        FROM BACKUP WITHHOLDING
                                                                       (SEE ENCLOSED GUIDELINES)
- ---------------------------------------------------------------------------------------------------
                        PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
- ---------------------------------------------------------------------------------------------------

 CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
     Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
     Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
 (3) Any other information provided on this form is true, correct and complete.
- --------------------------------------------------------------------------------
 SIGNATURE                                            DATE               , 1996
- --------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.